U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 15, 2017

Illumination America, Inc.

(Exact name of small business issuer as specified in its charter)

Florida	000-55585	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2060 NW Boca Raton Blvd., #6

Boca Raton, FL 33431

(Address of principal executive offices)

561-997-7270

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On May 15, 2017, we entered into a Share Exchange Agreement (the “SE Agreement”), with Grom Holdings, Inc. (“Grom”), a Delaware corporation, wherein we have agree to acquire all of the issued and outstanding securities of Grom in exchange for the issuance of an aggregate of 103,737,677 shares of our Common Stock. As a result of the issuance of shares of our Common Stock in exchange for the outstanding shares of Grom, at the Effective Time the stockholders of Grom will become stockholders of our Company and the Grom shareholders will own approximately 91% of our then issued and outstanding shares of common stock.

The transaction’s effectiveness is subject to: (i) the affirmative vote of the Grom shareholders; and (ii) the issuance of an order of effectiveness by the SEC to our Registration Statement to be filed on Form S-4. A Special Meeting of the Grom Shareholders has been called for July 7, 2017 for the purpose of obtaining this approval. Once these two conditions are satisfied, the transaction will become effective upon the filing of a Statement of Share Exchange and Articles of Exchange with the Florida and Delaware Secretary of State.

The Share Exchange Agreement, a copy of which is attached to this report as an exhibit, also requires that we amend our Articles of Incorporation to increase our capitalization to 200,000,000 shares of Common Stock authorized, as well as to change our name to “Grom Holding Corp,” or such other name as may be acceptable to both our Board of Directors and the Florida Secretary of State. The holders of a majority of our issued and outstanding Common Shares have adopted resolutions approving such amendments.

If and when effective, Grom will become a wholly owned subsidiary of our Company. All of the members of our Board of Directors, who are also the Board of Directors of Grom, will remain and Darren Marks will become our Chief Executive Officer and President and Melvin Leiner will become our Executive Vice President and Secretary. Our current officers will become officers of a newly formed wholly owned subsidiary, where our existing LED business will operate.

Upon completion of the transaction with Grom, we will assume all of Grom’s assets, liabilities and plan of operation. As a result we will also require additional financing to implement our anticipated expansion fully. There can be no assurance that any future financing can be secured on reasonable terms, or at all.

Our current stockholders will be diluted by the issuance of shares of our Common Stock in the transaction and may also be diluted by future issuances of securities and sales of our securities to satisfy our working capital needs.

The following is only a summary of the material provisions of the SE Agreement.

Our Reasons for the SE Agreement

In considering and approving the SE Agreement, our Board of Directors considered various factors including:

•	our prospects for the future;

•	Grom’s intellectual property, technology, the quality and depth of its product offering, its business plan and prospects for growth and expansion; and

•	anticipated increase in our stockholder values as a result of the Transaction.

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Grom’s Reasons for the Transaction

In considering and voting upon approving the SE Agreement the Grom Board of Directors considered the following:

•	enhanced access to the capital markets; and

•	perceived credibility and enhanced corporate image of being consolidated into a publicly traded company.

We did not retain the services of an investment banker or requested a fairness opinion in connection with the Transaction.

The above discussion of the material factors considered by each company’s board of directors is not intended to be exhaustive, but sets forth the principal factors considered. In view of the variety of factors considered in connection with their evaluation of the SE Agreement the respective boards considered the factors as a whole and did not find it practicable to and did not quantify or otherwise assign relative weight to the specific factors considered in reaching their determinations. In addition, individual members of the boards may have given different weight to different factors.

Our Operations after the SE Agreement

Following the effectiveness of the SE Agreement our current business activities will remain and the various businesses of Grom will be operated through us as well.

Grom Holdings, Inc. is a holding company that conducts all of its operations through its wholly owned subsidiaries, Grom Social, Inc., TD Holdings Limited, Grom Educational Services Inc. and Grom Nutritional Services. Grom Social, Inc. is a Florida corporation, incorporated in March 2012, through which Grom operates its social media network for children. TD Holdings Limited, which Grom acquired in July 2016, is a Hong Kong corporation and the parent company of Top Draw Animation, Inc., a corporation formed and operating in Manila, Philippines, through which Grom operates its animation business. Grom Educational Services, formed in February 2017 is a Florida corporation through which Grom operates its NetSpective WebFiltering services that it provide to schools; and Grom Nutritional Services, Inc. is Florida corporation formed in April 2017 through which Grom intends to market and distribute four flavors of a nutritional fruit juice to children.

Grom’s core business is its social media website for children, referred to as “Grom Social.” Visitors to the Grom Social website located at www.gromsocial.com may log on via mobile phone, desktop computer or tablet and chat with friends, view original content or play games created by Grom.

We will continue to be a reporting company under the Exchange Act and will continue to file periodic reports and be subject to the proxy solicitation requirements of the Exchange Act.

Employees

As a result of the effectiveness of the SE Agreement it is anticipated that the aggregate number of our employees will increase. Grom Social has 11 full-time employees including our executive officers, and 8 part time employees in the United States. Top Draw Animation has approximately 460 full time employees and one executive officer in the Philippines. None of Grom’s employees is represented by a labor union or a collective bargaining agreement. Grom considers its relations with its employees to be good.

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Facilities

We currently share office space with Grom at 2060 NW Boca Raton Blvd., Suite 6, Boca Raton, FL 33431, which consists of approximately 1,550 square feet, which lease expires in November 2018. This space consists of four executive offices and open areas. For the year ended December 31, 2016, we paid rent of $2,669.99 per month. For 2017, the lease has escalated to $2,738.33 per month and will increase to $2,806.80 per month during 2018. Our telephone number is (561) 997-7270. Since November 2012, we have sublet approximately 500 square feet of this space to Grom. Management believes that this space will meet our needs for the foreseeable future.

Grom’s animation business leases 2 floors comprising in the aggregate 17,500 square feet in the West Tower of the Philippine Stock Exchange Centre in Pasig City, Manila. The space is used for administration and production purposes and we pay approximately $12,600 per month in the aggregate for such space (which increases by 5% per year). Both leases for our animation business expire on December 31, 2019. We believe our leased space for the present time is adequate and additional space at comparable prices is available at all locations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is included in this report:

No.	Description

10.5	Share Exchange Agreement with Grom Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2017	ILLUMINATION AMERICA, INC.
(Registrant)

	By:	/s/ Ismael Llera
Ismael Llera, Chief Executive Officer

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